UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE (1)	The New York Stock Exchange (1)
Warrants, each whole warrant exercisable for one share of Class A common stock	WE WS (2)	(2)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

(1)

On November 7, 2023, WeWork Inc. (the “Company”) was notified by the staff of NYSE Regulation (“NYSE Regulation”) that it plans to file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the Company’s Class A common stock from the New York Stock Exchange (the “NYSE”) upon the completion of all applicable procedures. After the Form 25 is filed by NYSE Regulation, the delisting will become effective 10 days later. The deregistration of the Company’s Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective for 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Company’s Class A common stock under Section 12(b) of the Exchange Act, the Company’s Class A common stock will remain registered under Section 12(g) of the Exchange Act. The Company’s Class A common stock began trading on the OTC Pink Marketplace on November 8, 2023 under the symbol “WEWKQ.”

(2)

On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

On November 9, 2023, Ernst & Young LLP (“EY”) informed WeWork Inc. (the “Company” or “WeWork”) that EY will not seek to be retained as the Company’s independent registered accounting firm and will therefore no longer provide audit services to the Company and its subsidiaries following the previously announced Chapter 11 cases of the Company and certain of its subsidiaries. There is no dispute between the Company and EY.

EY’s reports on the Company’s financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2022 and December 31, 2021, and in the subsequent interim period through November 9, 2023, (i) there were no “disagreements” as that term is defined in the fourth paragraph of the Instructions to Item 304 of Regulation S-K (“Regulation S-K”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), between the Company and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the disclosures made in this Current Report prior to its filing with the SEC and requested that EY furnish the Company with a letter addressed to the SEC stating whether EY agrees with the statements made herein. A copy of EY’s letter dated November 13, 2023 is attached as Exhibit 16.1 hereto.

The Company will disclose its engagement of a new independent registered public accounting firm once the evaluation process has been completed and as required by, and in accordance with, the SEC’s rules and regulations.

Cautionary Note Concerning Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K, including, but not limited to, statements regarding the Company’s ability to engage a new independent registered public accounting firm, may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, risks and uncertainties regarding WeWork’s ability to successfully identify and engage a new independent registered public accounting firm; WeWork’s ability to file its quarterly report on Form 10-Q and otherwise comply with its reporting obligations under the Exchange Act; WeWork’s ability to comply with its reporting obligations under its debt agreements; WeWork’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; WeWork’s ability to continue operating in the ordinary course while the Chapter 11 cases are pending; potential adverse effects of the Chapter 11 cases on WeWork’s business, financial condition, liquidity and results of operations; WeWork’s ability to obtain timely approval by the bankruptcy court with respect to the motions filed in the Chapter 11 cases; objections to WeWork’s recapitalization process or other pleadings filed with the bankruptcy court that could protract the Chapter 11 cases; employee attrition and WeWork’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 cases; WeWork’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the restructuring; WeWork’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; WeWork’s ability to find solutions with landlords to effectively and timely rationalize its real estate footprint; WeWork’s ability to effectively implement its strategic plan; WeWork’s liquidity needs to operate its business and execute its strategy, and related use of cash; WeWork’s ability to retain its members, attract new members, and maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 cases; the effects of the restructuring and the Chapter 11 cases on WeWork and on the interests of various constituents, including holders of WeWork’s common stock; the bankruptcy court’s rulings in the Chapter 11 cases, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 cases generally; the length of time that WeWork will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 cases; risks associated with third party motions in the Chapter 11 cases, which may interfere with WeWork’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a bankruptcy process; and the other risks and uncertainties disclosed in WeWork’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP, dated November 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	WEWORK INC.

	By:	/s/ Pamela Swidler
	Name:	Pamela Swidler
	Title:	Chief Legal Officer

4